EXHIBIT 10.2
[***] indicates material has been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including redacted portions so indicated, has been separately filed with the Securities and Exchange Commission.

12th January 2016

LDR Medical SAS
Hotel de Bureaux 1,
4 rue Gustave Eiffel,
10430 Rosieres-Pres-Troyes
France
Dear Sirs,

Letter of Amendment in respect of the Supply Agreement between Invibio Ltd and dated LDR Medical SAS dated 1st October 2014 (the “Agreement”.)

Following our discussions we are writing to confirm that pursuant to clause 9.1 of the Agreement we have agreed to make the following amendment to the Agreement from the date of this Letter of amendment:

1.    Schedule 2 shall be amended to include the following additional Buyer Products as follows:

Range	Commercial reference	Commercial designation
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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio Ltd. Victrex Technology Centre, Hillhouse International Thornton-Cleveleys, Lancashire, UK FY5 4QD	Tel +44 (0) 1253 898000 Fax +44 (0) 1253 898001 Email info@invibio.com	Invibio.com
Invibio® is a registered trademark of Invibio Ltd. Registered in England and Wales No. 4088050 at the above address
[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

All capitalised terms used in this Letter shall have the same meaning as when used in the Agreement.

Except as expressly provided in this Letter all terms, conditions and provisions of the
Agreement and subsequent amendments shall remain in full force and effect.

This Letter and all matters arising from or connected with it are governed by English law.

In WITESS WHEREOF, the parties have confirmed their acceptance of the contents of this Letter.

Signature:		Signature:

/s/ Nicola Shilton		/s/ Patrick Richard
A duly authorized representative		A duly authorized representative
for and on behalf of Invibio Ltd		for and on behalf of Medical SAS

Name:	Nicola Shilton	Name:	Patrick Richard

Position:	Contracts Manager	Position:	Vice-President & Managing Director

Date:	February 16, 2016	Date:	February 8, 2016

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